39115-P1 07/24

Summary Prospectus and Prospectus Supplement	July 31, 2024

Putnam Focused Equity Fund, Summary Prospectus and Prospectus dated December 30, 2023

Effective July 31, 2024, the section Your fund’s management of the Summary Prospectus and the sub-section Your fund’s management in the section Fund summary of the Prospectus are replaced in their entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC (Putnam Management)

Portfolio Managers

Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2020

Joshua Fillman, Portfolio Manager, Analyst, portfolio manager of the fund since 2021

Robert Gray, Portfolio Manager, Analyst, portfolio manager of the fund since 2024

Sub-advisors

Franklin Advisers, Inc. (Franklin Advisers)

Putnam Investments Limited (PIL)*

The Putnam Advisory Company, LLC (PAC)*

*Though the investment advisor has retained the services of both PIL and PAC, PIL and PAC do not currently manage any assets of the fund.

Putnam Management, Franklin Advisers, PIL and PAC are each indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

Effective July 31, 2024, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? of the Prospectus:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Jacquelyne Cavanaugh	2020	Putnam Management 2012 – Present	Portfolio Manager, Analyst
Joshua Fillman	2021	Putnam Management 2013-Present	Portfolio Manager, Analyst
Robert Gray	2024	Putnam Management 2018-Present	Portfolio Manager, Analyst Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

Shareholders should retain this Supplement for future reference.

39115-SA1 07/24

Statement of Additional Information Supplement	July 31, 2024

Putnam Focused Equity Fund, Statement of Additional Information dated December 30, 2023

Effective July 31, 2024, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are restated in their entirety to reflect that the fund’s portfolio managers are now Jacquelyne Cavanaugh, Joshua Fillman and Robert Gray. These sub-sections are also supplemented solely with regards to Mr. Gray as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of June 30, 2024. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Robert Gray	0	$0	0	$0	0	$0

Ownership of securities

As of June 30, 2024, Mr. Gray owned no shares of the fund, including investments by immediate family members and amounts invested through retirement and deferred compensation plans.

Shareholders should retain this Supplement for future reference.